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                                                                   EXHIBIT 23.3

                         CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in the Prospectus constituting a part of this Form S-1 Registration Statement of our report dated June 28, 1999 relating to the financial statements of Prestige Travel Services II, Inc., which is contained in that Prospectus.

     We also consent to the reference to us under the caption "Experts" in the Prospectus.


                                       /s/ Tubbs & Bartnick, P.A.

Boca Raton, Florida
March 10, 2000